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                [LETTERHEAD OF MORTENSON AND ASSOCIATES, P.C.]

                                                               July 1, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

     We have read the statements made by Applewoods, Inc. [copy attached], which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated June 26, 1996. We agree with the statements concerning our Firm in such Form 8-K.

                                       Very truly yours,

                                       /s/ MORTENSON AND ASSOCIATES, P.C.
                                       ----------------------------------
                                       MORTENSON AND ASSOCIATES, P.C.

M&A;las